UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 13, 2012

CIRCLE STAR ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53868 (Commission File Number)	30-0696883 (IRS Employer Identification No.)

919 Milam Street, Suite 2300, Houston, Texas, 77002
(Address of principal executive offices and Zip Code)

(713) 651-0060
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Election of Directors.

On January 13, 2012, pursuant to Article 3, Section 9 of the Bylaws of Circle Star Energy Corp. (the “Company”), the Board of Directors of the Company, appointed Thomas Merrill Richards, as a director of the Company to fill a vacancy.

Mr. Richards is an oil and gas attorney. Mr. Richards graduated with a B.A. in Finance at Texas Tech University. He earned his Doctorate of Law at Baylor University. Mr. Richards is the Founder and President of “Books for Belize”, a Texas company that provides children’s books to Central America Countries. He is a Managing Partner and Owner of Richards Cattle Company, and the Founder and President of Redco, Inc., an Oil and Gas Exploration Company. Mr. Richards is a member of the Presidents Council at Texas Tech University. Mr. Richards was formerly the Land and Lease Manager of Cano Petroleum, Inc., a Fort Worth based Oil and Gas Enhanced Recovery Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCLE STAR ENERGY CORP. (Registrant)

Dated: January 18, 2012	By: /s/ G. Jonathan Pina G. Jonathan Pina Chief Financial Officer